Exhibit 99.2

BB&T Corporation
Quarterly Performance Summary
Second Quarter 2011

BB&T Corporation
Quarterly Performance Summary
Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended						Year-to-Date
	June 30%						June 30%
	2011		2010		Change		2011		2010		Change
Summary Income Statement
Interest income	$1,727		$1,852		(6.7	) %	$3,440		$3,665		(6.1	) %
Interest expense	337		460		(26.7)		729		926		(21.3)
Net interest income - taxable equivalent	1,390		1,392		(0.1)		2,711		2,739		(1.0)
Less: Taxable-equivalent adjustment	36		32		12.5		72		65		10.8
Net interest income	1,354		1,360		(0.4)		2,639		2,674		(1.3)
Provision for credit losses	328		650		(49.5)		668		1,225		(45.5)
Net interest income after provision for credit losses	1,026		710		44.5		1,971		1,449		36.0
Noninterest income	787		1,039		(24.3)		1,501		1,883		(20.3)
Noninterest expense	1,395		1,500		(7.0)		2,767		2,841		(2.6)
Income before income taxes	418		249		67.9		705		491		43.6
Provision for income taxes	91		25		NM		144		73		97.3
Net income	327		224		46.0		561		418		34.2
Noncontrolling interest	20		14		42.9		29		20		45.0
Net income available to common shareholders	307		210		46.2		532		398		33.7
Per Common Share Data
Earnings
Basic	$0.44		$0.30		46.7%		$0.76		$0.58		31.0%
Diluted	0.44		0.30		46.7		0.76		0.57		33.3
Cash dividends declared (1)	0.16		0.15		6.7		0.33		0.30		10.0
Book value	24.37		24.07		1.2		24.37		24.07		1.2
Tangible book value (2)	15.95		14.93		6.8		15.95		14.93		6.8

End of period shares outstanding (in thousands)	696,894		692,777		0.6		696,894		692,777		0.6
Weighted average shares (in thousands)
Basic	696,625		692,113		0.7		695,971		691,456		0.7
Diluted	704,969		701,322		0.5		704,583		700,223		0.6
Performance Ratios
Return on average assets	0.83%		0.56%				0.72%		0.52%
Return on average common shareholders' equity	7.25		5.01				6.38		4.80
Net interest margin - taxable equivalent	4.15		4.12				4.08		4.00
Fee income ratio (3)	40.8		40.8				40.5		39.9
Efficiency ratio (3)	55.8		53.7				56.4		53.1
Credit Quality (including amounts related to covered loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	2.32%		2.90%				2.32%		2.90%
Loans and leases plus foreclosed property	3.46		4.24				3.46		4.24
Net charge-offs as a percentage of average
loans and leases	1.71		2.48				1.63		2.16
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.43		2.66				2.43		2.66
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.22	X	0.98	X			1.22	X	0.98	X
Average Balances
Total assets	$157,730		$159,786		(1.3	) %	$157,332		$161,785		(2.8	) %
Total securities (4)	27,060		28,309		(4.4)		26,065		30,636		(14.9)
Loans and leases	104,341		103,964		0.4		104,815		104,214		0.6
Deposits	106,466		107,060		(0.6)		106,042		109,035		(2.7)
Client deposits	103,378		102,203		1.1		102,481		103,472		(1.0)
Shareholders' equity	17,072		16,925		0.9		16,874		16,777		0.6
Period-End Balances
Total assets	$159,310		$155,083		2.7%		$159,310		$155,083		2.7%
Total securities (4)	27,961		23,662		18.2		27,961		23,662		18.2
Loans and leases	105,350		104,719		0.6		105,350		104,719		0.6
Deposits	108,064		104,451		3.5		108,064		104,451		3.5
Client deposits	103,560		101,115		2.4		103,560		101,115		2.4
Shareholders' equity	17,049		16,740		1.8		17,049		16,740		1.8
Capital Ratios (5)
Risk-based
Tier 1	12.3%		11.7%				12.3%		11.7%
Total	16.0		15.8				16.0		15.8
Leverage	9.5		8.9				9.5		8.9
Tangible common equity (2)	7.2		7.0				7.2		7.0
Tier 1 common equity to risk-weighted assets (2)	9.6		8.9				9.6		8.9

Applicable ratios are annualized.
(1)	BB&T Corporation declared a special one-time dividend of $0.01 per common share in the first quarter of 2011.
(2)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 18 of this supplement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 19 of this supplement. See Non-GAAP reconciliations.
(4)	Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2011		2011		2010		2010		2010
Summary Income Statement
Interest income	$1,727		$1,713		$1,793		$1,796		$1,852
Interest expense	337		392		424		449		460
Net interest income - taxable equivalent	1,390		1,321		1,369		1,347		1,392
Less: Taxable-equivalent adjustment	36		36		37		33		32
Net interest income	1,354		1,285		1,332		1,314		1,360
Provision for credit losses	328		340		643		770		650
Net interest income after provision for credit losses	1,026		945		689		544		710
Noninterest income	787		714		964		1,110		1,039
Noninterest expense	1,395		1,372		1,421		1,408		1,500
Income before income taxes	418		287		232		246		249
Provision for income taxes	91		53		15		27		25
Net income	327		234		217		219		224
Noncontrolling interest	20		9		9		9		14
Net income available to common shareholders	307		225		208		210		210
Per Common Share Data
Earnings
Basic	$0.44		$0.32		$0.30		$0.30		$0.30
Diluted	0.44		0.32		0.30		0.30		0.30
Cash dividends declared (1)	0.16		0.17		0.15		0.15		0.15
Book value	24.37		23.86		23.67		24.11		24.07
Tangible book value (2)	15.95		15.59		15.43		15.25		14.93

End of period shares outstanding (in thousands)	696,894		696,285		694,381		693,560		692,777
Weighted average shares (in thousands)
Basic	696,625		695,309		693,993		693,017		692,113
Diluted	704,969		704,101		702,781		701,535		701,322
Performance Ratios
Return on average assets	0.83%		0.60%		0.54%		0.56%		0.56%
Return on average common shareholders' equity	7.25		5.48		4.88		4.91		5.01
Net interest margin - taxable equivalent	4.15		4.01		4.04		4.09		4.12
Fee income ratio (3)	40.8		40.1		41.8		42.3		40.8
Efficiency ratio (3)	55.8		57.1		55.3		54.1		53.7
Credit Quality (including amounts related to covered
loans and covered foreclosed property)
Nonperforming assets as a percentage of
Total assets	2.32%		2.69%		2.73%		2.81%		2.90%
Loans and leases plus foreclosed property	3.46		3.97		3.94		4.11		4.24
Net charge-offs as a percentage of average
loans and leases	1.71		1.56		2.02		3.31		2.48
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.43		2.58		2.62		2.56		2.66
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	1.22	X	1.09	X	1.26	X	1.32	X	0.98	X
Average Balances
Total assets	$157,730		$156,931		$159,464		$155,666		$159,786
Total securities (4)	27,060		25,059		25,988		23,277		28,309
Loans and leases	104,341		105,294		105,946		104,755		103,964
Deposits	106,466		105,614		105,592		103,505		107,060
Client deposits	103,378		101,574		99,431		99,914		102,203
Shareholders' equity	17,072		16,673		16,951		17,035		16,925
Period-End Balances
Total assets	$159,310		$157,039		$157,081		$157,230		$155,083
Total securities (4)	27,961		26,220		23,169		24,497		23,662
Loans and leases	105,350		104,887		107,264		106,014		104,719
Deposits	108,064		106,913		107,213		106,419		104,451
Client deposits	103,560		103,587		100,044		99,399		101,115
Shareholders' equity	17,049		16,670		16,498		16,787		16,740
Capital Ratios (5)
Risk-based
Tier 1	12.3%		12.1%		11.8%		11.7%		11.7%
Total	16.0		15.8		15.5		15.7		15.8
Leverage	9.5		9.3		9.1		9.3		8.9
Tangible common equity (2)	7.2		7.2		7.1		7.0		7.0
Tier 1 common equity to risk-weighted assets (2)	9.6		9.3		9.1		9.0		8.9

Applicable ratios are annualized.
(1)	BB&T Corporation declared a special one-time dividend of $0.01 per common share in the first quarter of 2011.
(2)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 18 of this supplement.
(3)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets, merger-related and restructuring charges, the impacts of FDIC loss share accounting, and other selected items as detailed on page 19 of this supplement. See Non-GAAP reconciliations.
(4)	Total securities includes securities available for sale (AFS) and securities held to maturity (HTM). Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
(5)	Current regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended					Year-to-Date
	June 30		Change			June 30		Change
	2011	2010	$	%		2011	2010	$	%
Interest Income
Interest and fees on loans and leases	$1,523	$1,525	$(2)	(0.1	) %	$3,043	$2,965	$78	2.6%
Interest and dividends on securities	163	291	(128)	(44.0)		313	627	(314)	(50.1)
Interest on other earning assets	4	3	1	33.3		10	6	4	66.7
Total interest income	1,690	1,819	(129)	(7.1)		3,366	3,598	(232)	(6.4)
Interest Expense
Interest on deposits	152	241	(89)	(36.9)		323	500	(177)	(35.4)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	3	6	(3)	(50.0)		7	11	(4)	(36.4)
Interest on long-term debt	181	212	(31)	(14.6)		397	413	(16)	(3.9)
Total interest expense	336	459	(123)	(26.8)		727	924	(197)	(21.3)
Net interest income	1,354	1,360	(6)	(0.4)		2,639	2,674	(35)	(1.3)
Provision for credit losses	328	650	(322)	(49.5)		668	1,225	(557)	(45.5)
Net interest income after provision for credit loss	1,026	710	316	44.5		1,971	1,449	522	36.0
Noninterest income
Insurance income	299	287	12	4.2		549	540	9	1.7
Service charges on deposits	145	164	(19)	(11.6)		280	328	(48)	(14.6)
Mortgage banking income	83	110	(27)	(24.5)		178	199	(21)	(10.6)
Investment banking and brokerage fees and commissions	90	91	(1)	(1.1)		177	170	7	4.1
Checkcard fees	79	70	9	12.9		151	131	20	15.3
Other nondeposit fees and commissions	66	63	3	4.8		133	128	5	3.9
Bankcard fees and merchant discounts	52	45	7	15.6		98	85	13	15.3
Trust and investment advisory revenues	45	39	6	15.4		88	77	11	14.3
Income from bank-owned life insurance	29	31	(2)	(6.5)		59	62	(3)	(4.8)
FDIC loss share income, net	(81)	(78)	(3)	3.8		(139)	(73)	(66)	90.4
Securities gains (losses), net	(2)	219	(221)	(100.9)		(2)	216	(218)	(100.9)
Other income, net	(18)	(2)	(16)	NM		(71)	20	(91)	NM
Total noninterest income	787	1,039	(252)	(24.3)		1,501	1,883	(382)	(20.3)
Noninterest Expense
Personnel expense	683	649	34	5.2		1,377	1,295	82	6.3
Foreclosed property expense	145	240	(95)	(39.6)		288	418	(130)	(31.1)
Occupancy and equipment expense	152	158	(6)	(3.8)		306	296	10	3.4
Professional services	84	86	(2)	(2.3)		155	158	(3)	(1.9)
Regulatory charges	59	46	13	28.3		120	91	29	31.9
Loan processing expenses	49	47	2	4.3		102	82	20	24.4
Amortization of intangibles	25	32	(7)	(21.9)		51	64	(13)	(20.3)
Software expense	29	30	(1)	(3.3)		55	59	(4)	(6.8)
Merger-related and restructuring charges, net	2	38	(36)	(94.7)		-	55	(55)	(100.0)
Other expenses	167	174	(7)	(4.0)		313	323	(10)	(3.1)
Total noninterest expense	1,395	1,500	(105)	(7.0)		2,767	2,841	(74)	(2.6)
Earnings
Income before income taxes	418	249	169	67.9		705	491	214	43.6
Provision for income taxes	91	25	66	NM		144	73	71	97.3
Net Income	327	224	103	46.0		561	418	143	34.2
Noncontrolling interest	20	14	6	42.9		29	20	9	45.0
Net income available to common shareholders	$307	$210	$97	46.2%		$532	$398	$134	33.7%

Earnings Per Common Share
Basic	$0.44	$0.30	$0.14	46.7%		$0.76	$0.58	$0.18	31.0%
Diluted	0.44	0.30	0.14	46.7		0.76	0.57	0.19	33.3

Weighted Average Shares Outstanding
Basic	696,625	692,113	4,512	0.7		695,971	691,456	4,515	0.7
Diluted	704,969	701,322	3,647	0.5		704,583	700,223	4,360	0.6
NM - not meaningful.

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2011	2011	2010	2010	2010
Interest Income
Interest and fees on loans and leases	$1,523	$1,520	$1,566	$1,549	$1,525
Interest and dividends on securities	163	150	185	207	291
Interest on other earning assets	4	6	4	6	3
Total interest income	1,690	1,676	1,755	1,762	1,819
Interest Expense
Interest on deposits	152	171	192	225	241
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	3	4	6	5	6
Interest on long-term debt	181	216	225	218	212
Total interest expense	336	391	423	448	459
Net interest income	1,354	1,285	1,332	1,314	1,360
Provision for credit losses	328	340	643	770	650
Net interest income after provision for credit loss	1,026	945	689	544	710
Noninterest income
Insurance income	299	250	249	252	287
Service charges on deposits	145	135	143	147	164
Mortgage banking income	83	95	138	184	110
Investment banking and brokerage fees and commissions	90	87	97	85	91
Checkcard fees	79	72	73	70	70
Other nondeposit fees and commissions	66	67	68	74	63
Bankcard fees and merchant discounts	52	46	47	45	45
Trust and investment advisory revenues	45	43	42	40	39
Income from bank-owned life insurance	29	30	31	30	31
FDIC loss share income, net	(81)	(58)	-	(43)	(78)
Securities gains (losses), net	(2)	-	99	239	219
Other income, net	(18)	(53)	(23)	(13)	(2)
Total noninterest income	787	714	964	1,110	1,039
Noninterest Expense
Personnel expense	683	694	679	642	649
Foreclosed property expense	145	143	162	167	240
Occupancy and equipment expense	152	154	155	157	158
Professional services	84	71	92	84	86
Regulatory charges	59	61	59	61	46
Loan processing expenses	49	53	45	53	47
Amortization of intangibles	25	26	28	30	32
Software expense	29	26	30	28	30
Merger-related and restructuring charges, net	2	(2)	4	10	38
Other expenses	167	146	167	176	174
Total noninterest expense	1,395	1,372	1,421	1,408	1,500
Earnings
Income before income taxes	418	287	232	246	249
Provision for income taxes	91	53	15	27	25
Net Income	327	234	217	219	224
Noncontrolling interest	20	9	9	9	14
Net income available to common shareholders	$307	$225	$208	$210	$210

Earnings Per Common Share
Basic	$0.44	$0.32	$0.30	$0.30	$0.30
Diluted	0.44	0.32	0.30	0.30	0.30

Weighted Average Shares Outstanding
Basic	696,625	695,309	693,993	693,017	692,113
Diluted	704,969	704,101	702,781	701,535	701,322

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of June 30		Change
	2011	2010	$	%
Assets
Cash and due from banks	$1,199	$1,270	$(71)	(5.6	) %
Interest-bearing deposits with banks	1,337	931	406	43.6
Federal funds sold and securities purchased under
resale agreements or similar arrangements	250	308	(58)	(18.8)
Segregated cash due from banks	19	255	(236)	(92.5)
Trading securities at fair value	564	587	(23)	(3.9)
Securities available for sale at fair value (1)	19,409	23,662	(4,253)	(18.0)
Securities held to maturity	8,552	-	8,552	NM
Loans and leases:
Commercial loans and leases
Commercial and industrial	34,166	32,147	2,019	6.3
Commercial real estate—other	11,134	12,187	(1,053)	(8.6)
Commercial real estate—residential ADC (2)	2,689	4,720	(2,031)	(43.0)
Direct retail lending	13,679	13,939	(260)	(1.9)
Sales finance loans	7,236	6,863	373	5.4
Revolving credit loans	2,091	2,024	67	3.3
Residential mortgage loans	18,372	15,452	2,920	18.9
Specialized lending	8,464	7,954	510	6.4
Other acquired loans	50	85	(35)	(41.2)
Total loans and leases held for investment (excluding covered loans)	97,881	95,371	2,510	2.6
Covered loans	5,504	7,177	(1,673)	(23.3)
Total loans and leases held for investment	103,385	102,548	837	0.8
Loans held for sale	1,965	2,171	(206)	(9.5)
Total loans and leases	105,350	104,719	631	0.6
Allowance for loan and lease losses	(2,516)	(2,723)	207	(7.6)
FDIC loss share receivable	1,446	2,230	(784)	(35.2)
Premises and equipment	1,846	1,835	11	0.6
Goodwill	6,016	6,067	(51)	(0.8)
Core deposit and other intangible assets	457	569	(112)	(19.7)
Residential mortgage servicing rights at fair value	879	665	214	32.2
Other assets (3)	14,502	14,708	(206)	(1.4)
Total assets	$159,310	$155,083	$4,227	2.7%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$22,507	$19,767	$2,740	13.9%
Interest checking	3,733	3,760	(27)	(0.7)
Other client deposits	56,921	49,989	6,932	13.9
Client certificates of deposit	20,399	27,599	(7,200)	(26.1)
Total client deposits	103,560	101,115	2,445	2.4
Other interest-bearing deposits	4,504	3,336	1,168	35.0
Total deposits	108,064	104,451	3,613	3.5
Fed funds purchased, repos and other borrowings	4,842	6,080	(1,238)	(20.4)
Long-term debt	23,380	22,086	1,294	5.9
Other liabilities	5,975	5,726	249	4.3
Total liabilities	142,261	138,343	3,918	2.8
Shareholders' equity:
Common stock	3,484	3,464	20	0.6
Additional paid-in capital	5,830	5,720	110	1.9
Retained earnings	8,241	7,729	512	6.6
Accumulated other comprehensive loss	(574)	(237)	(337)	142.2
Noncontrolling interest	68	64	4	6.3
Total shareholders' equity	17,049	16,740	309	1.8
Total liabilities and shareholders' equity	$159,310	$155,083	$4,227	2.7%

(1)	Includes $1.7 billion and $1.4 billion at June 30, 2011 and 2010, respectively, covered by FDIC loss sharing agreements.
(2)	Commercial real estate - residential ADC represents residential acquisition, development and construction loans.
(3)	Includes $390 million and $222 million of foreclosed property and other assets covered by FDIC loss sharing agreements at June 30, 2011 and 2010, respectively.

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

	As of
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2011	2011	2010	2010	2010
Assets
Cash and due from banks	$1,199	$1,030	$1,127	$1,225	$1,270
Interest-bearing deposits with banks	1,337	865	931	944	931
Federal funds sold and securities purchased under
resale agreements or similar arrangements	250	305	327	285	308
Segregated cash due from banks	19	153	309	269	255
Trading securities at fair value	564	730	633	568	587
Securities available for sale at fair value (1)	19,409	17,887	23,169	24,497	23,662
Securities held to maturity	8,552	8,333	-	-	-
Loans and leases:
Commercial loans and leases
Commercial and industrial	34,166	33,587	34,050	32,591	32,147
Commercial real estate—other	11,134	11,277	11,439	11,729	12,187
Commercial real estate—residential ADC	2,689	3,061	3,397	3,811	4,720
Direct retail lending	13,679	13,612	13,749	13,828	13,939
Sales finance loans	7,236	7,121	7,050	6,972	6,863
Revolving credit loans	2,091	2,063	2,127	2,065	2,024
Residential mortgage loans	18,372	18,228	17,550	16,316	15,452
Specialized lending	8,464	7,767	7,953	8,047	7,954
Other acquired loans	50	56	58	69	85
Total loans and leases held for investment (excluding covered loans)	97,881	96,772	97,373	95,428	95,371
Covered loans	5,504	5,803	6,194	6,753	7,177
Total loans and leases held for investment	103,385	102,575	103,567	102,181	102,548
Loans held for sale	1,965	2,312	3,697	3,833	2,171
Total loans and leases	105,350	104,887	107,264	106,014	104,719
Allowance for loan and lease losses	(2,516)	(2,641)	(2,708)	(2,611)	(2,723)
FDIC loss share receivable	1,446	1,580	1,922	1,924	2,230
Premises and equipment	1,846	1,830	1,840	1,831	1,835
Goodwill	6,016	6,014	6,008	6,013	6,067
Core deposit and other intangible assets	457	483	508	535	569
Residential mortgage servicing rights at fair value	879	928	830	585	665
Other assets (2)	14,502	14,655	14,921	15,151	14,708
Total assets	$159,310	$157,039	$157,081	$157,230	$155,083
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$22,507	$21,864	$20,637	$20,607	$19,767
Interest checking	3,733	3,711	4,050	2,225	3,760
Other client deposits	56,921	57,432	54,040	52,795	49,989
Client certificates of deposit	20,399	20,580	21,317	23,772	27,599
Total client deposits	103,560	103,587	100,044	99,399	101,115
Other interest-bearing deposits	4,504	3,326	7,169	7,020	3,336
Total deposits	108,064	106,913	107,213	106,419	104,451
Fed funds purchased, repos and other borrowings	4,842	5,186	5,673	5,820	6,080
Long-term debt	23,380	22,591	21,730	22,111	22,086
Other liabilities	5,975	5,679	5,967	6,093	5,726
Total liabilities	142,261	140,369	140,583	140,443	138,343
Shareholders' equity:
Common stock	3,484	3,481	3,472	3,468	3,464
Additional paid-in capital	5,830	5,794	5,776	5,753	5,720
Retained earnings	8,241	8,042	7,935	7,833	7,729
Accumulated other comprehensive loss	(574)	(706)	(747)	(335)	(237)
Noncontrolling interest	68	59	62	68	64
Total shareholders' equity	17,049	16,670	16,498	16,787	16,740
Total liabilities and shareholders' equity	$159,310	$157,039	$157,081	$157,230	$155,083

(1)	Includes $1.7 billion, $1.7 billion, $1.5 billion, $1.5 billion and $1.4 billion at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, covered by FDIC loss sharing agreements.
(2)	Includes $390 million, $401 million, $360 million, $314 million and $222 million of foreclosed property and other assets covered by FDIC loss sharing agreements at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Quarter Ended					Year-to-Date
	June 30		Change			June 30		Change
	2011	2010	$	%		2011	2010	$	%
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$106	$554	$(448)	(80.9	) %	$100	$1,092	$(992)	(90.8	) %
Mortgage-backed securities issued by GSE	22,516	23,080	(564)	(2.4)		21,468	24,810	(3,342)	(13.5)
States and political subdivisions	1,889	2,077	(188)	(9.1)		1,928	2,092	(164)	(7.8)
Non-agency mortgage-backed securities	547	1,214	(667)	(54.9)		571	1,262	(691)	(54.8)
Other securities	745	192	553	NM		748	196	552	NM
Covered securities	1,257	1,192	65	5.5		1,250	1,184	66	5.6
Total securities	27,060	28,309	(1,249)	(4.4)		26,065	30,636	(4,571)	(14.9)
Other earning assets	2,834	3,101	(267)	(8.6)		2,906	2,893	13	0.4
Loans and leases
Commercial loans and leases
Commercial and industrial	33,647	31,691	1,956	6.2		33,540	31,596	1,944	6.2
Commercial real estate—other	11,287	12,223	(936)	(7.7)		11,328	12,259	(931)	(7.6)
Commercial real estate—residential ADC	2,933	5,165	(2,232)	(43.2)		3,105	5,374	(2,269)	(42.2)
Direct retail lending	13,629	13,994	(365)	(2.6)		13,650	14,079	(429)	(3.0)
Sales finance loans	7,184	6,729	455	6.8		7,132	6,568	564	8.6
Revolving credit loans	2,070	2,002	68	3.4		2,077	1,997	80	4.0
Residential mortgage loans	18,311	15,586	2,725	17.5		18,120	15,522	2,598	16.7
Specialized lending	8,029	7,645	384	5.0		7,914	7,562	352	4.7
Other acquired loans	53	96	(43)	(44.8)		55	102	(47)	(46.1)
Total loans and leases held for investment
(excluding covered loans)	97,143	95,131	2,012	2.1		96,921	95,059	1,862	2.0
Covered loans	5,625	7,162	(1,537)	(21.5)		5,775	7,401	(1,626)	(22.0)
Total loans and leases held for investment	102,768	102,293	475	0.5		102,696	102,460	236	0.2
Loans held for sale	1,573	1,671	(98)	(5.9)		2,119	1,754	365	20.8
Total loans and leases	104,341	103,964	377	0.4		104,815	104,214	601	0.6
Total earning assets	134,235	135,374	(1,139)	(0.8)		133,786	137,743	(3,957)	(2.9)
Nonearning assets	23,495	24,412	(917)	(3.8)		23,546	24,042	(496)	(2.1)
Total assets	$157,730	$159,786	$(2,056)	(1.3	) %	$157,332	$161,785	$(4,453)	(2.8	) %
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$22,151	$19,346	$2,805	14.5%		$21,574	$18,907	$2,667	14.1%
Interest checking	4,201	3,905	296	7.6		3,899	3,826	73	1.9
Other client deposits	56,618	50,207	6,411	12.8		56,266	50,955	5,311	10.4
Client certificates of deposit	20,408	28,745	(8,337)	(29.0)		20,742	29,784	(9,042)	(30.4)
Total client deposits	103,378	102,203	1,175	1.1		102,481	103,472	(991)	(1.0)
Other interest-bearing deposits	3,088	4,857	(1,769)	(36.4)		3,561	5,563	(2,002)	(36.0)
Total deposits	106,466	107,060	(594)	(0.6)		106,042	109,035	(2,993)	(2.7)
Fed funds purchased, repos and other borrowings	5,486	9,105	(3,619)	(39.7)		6,381	9,653	(3,272)	(33.9)
Long-term debt	23,114	21,660	1,454	6.7		22,500	21,441	1,059	4.9
Other liabilities	5,592	5,036	556	11.0		5,535	4,879	656	13.4
Total liabilities	140,658	142,861	(2,203)	(1.5)		140,458	145,008	(4,550)	(3.1)
Shareholders' equity	17,072	16,925	147	0.9		16,874	16,777	97	0.6
Total liabilities and shareholders' equity	$157,730	$159,786	$(2,056)	(1.3	) %	$157,332	$161,785	$(4,453)	(2.8	) %

Average balances exclude basis adjustments for fair value hedges.
(1) Total securities include securities available for sale and securities held to maturity.
NM - not meaningful.

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2011	2011	2010	2010	2010
Assets
Total securities, at amortized cost (1)
U.S. government-sponsored entities (GSE)	$106	$93	$52	$54	$554
Mortgage-backed securities issued by GSE	22,516	20,409	21,067	18,636	23,080
States and political subdivisions	1,889	1,969	1,987	2,019	2,077
Non-agency mortgage-backed securities	547	595	1,025	1,152	1,214
Other securities	745	750	641	209	192
Covered securities	1,257	1,243	1,216	1,207	1,192
Total securities	27,060	25,059	25,988	23,277	28,309
Other earning assets	2,834	2,978	2,995	2,951	3,101
Loans and leases
Commercial loans and leases
Commercial and industrial	33,647	33,433	32,733	32,174	31,691
Commercial real estate—other	11,287	11,368	11,661	12,052	12,223
Commercial real estate—residential ADC	2,933	3,281	3,650	4,394	5,165
Direct retail lending	13,629	13,672	13,770	13,867	13,994
Sales finance loans	7,184	7,080	7,015	6,906	6,729
Revolving credit loans	2,070	2,082	2,086	2,048	2,002
Residential mortgage loans	18,311	17,926	16,974	15,828	15,586
Specialized lending	8,029	7,797	7,937	8,046	7,645
Other acquired loans	53	57	63	73	96
Total loans and leases held for investment (excluding covered loans)	97,143	96,696	95,889	95,388	95,131
Covered loans	5,625	5,927	6,488	6,957	7,162
Total loans and leases held for investment	102,768	102,623	102,377	102,345	102,293
Loans held for sale	1,573	2,671	3,569	2,410	1,671
Total loans and leases	104,341	105,294	105,946	104,755	103,964
Total earning assets	134,235	133,331	134,929	130,983	135,374
Nonearning assets	23,495	23,600	24,535	24,683	24,412
Total assets	$157,730	$156,931	$159,464	$155,666	$159,786
Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$22,151	$20,990	$21,027	$20,099	$19,346
Interest checking	4,201	3,594	3,682	3,482	3,905
Other client deposits	56,618	55,909	52,578	50,458	50,207
Client certificates of deposit	20,408	21,081	22,144	25,875	28,745
Total client deposits	103,378	101,574	99,431	99,914	102,203
Other interest-bearing deposits	3,088	4,040	6,161	3,591	4,857
Total deposits	106,466	105,614	105,592	103,505	107,060
Fed funds purchased, repos and other borrowings	5,486	7,286	9,446	7,355	9,105
Long-term debt	23,114	21,879	21,890	21,833	21,660
Other liabilities	5,592	5,479	5,585	5,938	5,036
Total liabilities	140,658	140,258	142,513	138,631	142,861
Shareholders' equity	17,072	16,673	16,951	17,035	16,925
Total liabilities and shareholders' equity	$157,730	$156,931	$159,464	$155,666	$159,786
Average balances exclude basis adjustments for fair value hedges.
(1) Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	June 30, 2011			March 31, 2011
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$106	$-	1.91%	$93	$1	2.41%
Mortgage-backed securities issued by GSE	22,516	95	1.69	20,409	84	1.65
States and political subdivisions	1,889	28	5.74	1,969	27	5.55
Non-agency mortgage-backed securities	547	8	6.44	595	10	6.38
Other securities	745	3	1.49	750	3	1.56
Covered securities	1,257	43	13.66	1,243	37	12.06
Total securities	27,060	177	2.62	25,059	162	2.59
Other earning assets	2,834	4	0.62	2,978	6	0.80
Loans and leases
Commercial loans and leases
Commercial and industrial	33,647	356	4.25	33,433	359	4.35
Commercial real estate—other	11,287	107	3.79	11,368	108	3.84
Commercial real estate—residential ADC	2,933	26	3.56	3,281	28	3.50
Direct retail lending	13,629	175	5.15	13,672	174	5.17
Sales finance loans	7,184	90	4.99	7,080	91	5.23
Revolving credit loans	2,070	45	8.75	2,082	46	8.90
Residential mortgage loans	18,311	219	4.80	17,926	223	4.97
Specialized lending	8,029	233	11.68	7,797	227	11.76
Other acquired loans	53	5	34.52	57	4	31.68
Total loans and leases held for investment
(excluding covered loans)	97,143	1,256	5.19	96,696	1,260	5.27
Covered loans	5,625	274	19.47	5,927	262	17.96
Total loans and leases held for investment	102,768	1,530	5.97	102,623	1,522	6.00
Loans held for sale	1,573	16	4.01	2,671	23	3.48
Total loans and leases	104,341	1,546	5.94	105,294	1,545	5.94
Total earning assets	134,235	1,727	5.16	133,331	1,713	5.19
Nonearning assets	23,495			23,600
Total assets	$157,730			$156,931

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$4,201	3	0.24	$3,594	2	0.25
Other client deposits	56,618	67	0.48	55,909	74	0.53
Client certificates of deposit	20,408	76	1.50	21,081	87	1.66
Other interest-bearing deposits	3,088	6	0.71	4,040	8	0.84
Total interest-bearing deposits	84,315	152	0.72	84,624	171	0.82
Fed funds purchased, repos and other borrowings	5,486	4	0.22	7,286	5	0.30
Long-term debt	23,114	181	3.14	21,879	216	3.97
Total interest-bearing liabilities	112,915	337	1.19	113,789	392	1.39
Noninterest-bearing deposits	22,151			20,990
Other liabilities	5,592			5,479
Shareholders' equity	17,072			16,673
Total liabilities and shareholders' equity	$157,730			$156,931

Average interest-rate spread			3.97			3.80

Net interest income/ net interest margin		$1,390	4.15%		$1,321	4.01%

Taxable-equivalent adjustment		$36			$36

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	December 31, 2010			September 30, 2010			June 30, 2010
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$52	$1	4.60%	$54	$-	4.65%	$554	$5	3.68%
Mortgage-backed securities issued by GSE	21,067	102	1.95	18,636	150	3.22	23,080	217	3.77
States and political subdivisions	1,987	27	5.58	2,019	29	5.55	2,077	28	5.45
Non-agency mortgage-backed securities	1,025	15	5.93	1,152	17	5.90	1,214	18	5.84
Other securities	641	4	1.91	209	1	2.74	192	1	2.43
Covered securities	1,216	50	16.45	1,207	23	7.61	1,192	35	11.65
Total securities	25,988	199	3.07	23,277	220	3.78	28,309	304	4.30
Other earning assets	2,995	4	0.56	2,951	6	0.54	3,101	4	0.57
Loans and leases
Commercial loans and leases
Commercial and industrial	32,733	370	4.48	32,174	364	4.49	31,691	355	4.49
Commercial real estate—other	11,661	111	3.78	12,052	115	3.78	12,223	115	3.79
Commercial real estate—residential ADC	3,650	33	3.60	4,394	38	3.40	5,165	44	3.44
Direct retail lending	13,770	181	5.23	13,867	184	5.26	13,994	185	5.31
Sales finance loans	7,015	97	5.48	6,906	100	5.73	6,729	100	6.01
Revolving credit loans	2,086	46	8.62	2,048	44	8.64	2,002	44	8.69
Residential mortgage loans	16,974	218	5.14	15,828	213	5.39	15,586	215	5.51
Specialized lending	7,937	231	11.53	8,046	229	11.33	7,645	221	11.59
Other acquired loans	63	5	28.84	73	3	18.97	96	3	10.63
Total loans and leases held for investment
(excluding covered loans)	95,889	1,292	5.35	95,388	1,290	5.38	95,131	1,282	5.40
Covered loans	6,488	271	16.59	6,957	258	14.72	7,162	242	13.52
Total loans and leases held for investment	102,377	1,563	6.06	102,345	1,548	6.01	102,293	1,524	5.97
Loans held for sale	3,569	27	3.09	2,410	22	3.56	1,671	20	4.73
Total loans and leases	105,946	1,590	5.96	104,755	1,570	5.96	103,964	1,544	5.95
Total earning assets	134,929	1,793	5.28	130,983	1,796	5.45	135,374	1,852	5.48
Nonearning assets	24,535			24,683			24,412
Total assets	$159,464			$155,666			$159,786

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$3,682	2	0.24	$3,482	3	0.29	$3,905	3	0.31
Other client deposits	52,578	76	0.57	50,458	79	0.62	50,207	81	0.65
Client certificates of deposit	22,144	103	1.84	25,875	132	2.02	28,745	144	2.01
Other interest-bearing deposits	6,161	11	0.66	3,591	11	1.18	4,857	13	1.06
Total interest-bearing deposits	84,565	192	0.90	83,406	225	1.07	87,714	241	1.10
Fed funds purchased, repos and other borrowings	9,446	7	0.29	7,355	6	0.32	9,105	7	0.31
Long-term debt	21,890	225	4.10	21,833	218	3.98	21,660	212	3.92
Total interest-bearing liabilities	115,901	424	1.45	112,594	449	1.58	118,479	460	1.56
Noninterest-bearing deposits	21,027			20,099			19,346
Other liabilities	5,585			5,938			5,036
Shareholders' equity	16,951			17,035			16,925
Total liabilities and shareholders' equity	$159,464			$155,666			$159,786

Average interest-rate spread			3.83			3.87			3.92

Net interest income/ net interest margin		$1,369	4.04%		$1,347	4.09%		$1,392	4.12%

Taxable-equivalent adjustment		$37			$33			$32

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Average Balances and Rates - Year-To-Date (Dollars in millions)

	Year-to-Date
	June 30, 2011				June 30, 2010
	(1)	Interest	(2)		(1)	Interest	(2)
	Average	Income/	Yields/		Average	Income/	Yields/
	Balances	Expense	Rates		Balances	Expense	Rates
Assets
Total securities, at amortized cost (3)
U.S. government-sponsored entities (GSE)	$100	$1	2.14	% $	1,092	$20	3.63%
Mortgage-backed securities issued by GSE	21,468	179	1.67		24,810	471	3.80
States and political subdivisions	1,928	55	5.65		2,092	56	5.41
Non-agency mortgage-backed securities	571	18	6.41		1,262	37	5.82
Other securities	748	6	1.53		196	2	2.28
Covered securities	1,250	80	12.86		1,184	69	11.62
Total securities	26,065	339	2.60		30,636	655	4.28
Other earning assets	2,906	10	0.71		2,893	7	0.56
Loans and leases
Commercial loans and leases
Commercial and industrial	33,540	715	4.30		31,596	693	4.42
Commercial real estate—other	11,328	215	3.82		12,259	239	3.95
Commercial real estate—residential ADC	3,105	54	3.53		5,374	100	3.75
Direct retail lending	13,650	349	5.16		14,079	372	5.33
Sales finance loans	7,132	181	5.11		6,568	200	6.15
Revolving credit loans	2,077	91	8.82		1,997	88	8.86
Residential mortgage loans	18,120	442	4.88		15,522	428	5.51
Specialized lending	7,914	460	11.72		7,562	432	11.50
Other acquired loans	55	9	33.05		102	6	11.61
Total loans and leases held for investment
(excluding covered loans)	96,921	2,516	5.23		95,059	2,558	5.42
Covered loans	5,775	536	18.70		7,401	404	11.00
Total loans and leases held for investment	102,696	3,052	5.98		102,460	2,962	5.82
Loans held for sale	2,119	39	3.68		1,754	41	4.71
Total loans and leases	104,815	3,091	5.94		104,214	3,003	5.80
Total earning assets	133,786	3,440	5.17		137,743	3,665	5.35
Nonearning assets	23,546				24,042
Total assets	$157,332				$161,785

Liabilities and Shareholders' Equity
Interest-bearing deposits
Interest checking	$3,899	5	0.24		$3,826	6	0.33
Other client deposits	56,266	141	0.51		50,955	171	0.68
Client certificates of deposit	20,742	163	1.58		29,784	296	2.00
Other interest-bearing deposits	3,561	14	0.78		5,563	27	0.99
Total interest-bearing deposits	84,468	323	0.77		90,128	500	1.12
Fed funds purchased, repos and other borrowings	6,381	9	0.27		9,653	13	0.27
Long-term debt	22,500	397	3.55		21,441	413	3.87
Total interest-bearing liabilities	113,349	729	1.29		121,222	926	1.54
Noninterest-bearing deposits	21,574				18,907
Other liabilities	5,535				4,879
Shareholders' equity	16,874				16,777
Total liabilities and shareholders' equity	$157,332				$161,785

Average interest-rate spread			3.88				3.81

Net interest income/ net interest margin		$2,711	4.08%			$2,739	4.00%

Taxable-equivalent adjustment		$72				$65

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Total securities include securities available for sale and securities held to maturity.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2011	2011	2010	2010	2010
Nonperforming assets (1)
Nonaccrual loans and leases
Commercial loans and leases (7)
Commercial and industrial	$611	$594	$508	$491	$637
Commercial real estate—other	467	508	405	328	631
Commercial real estate—residential ADC	460	568	513	454	807
Direct retail lending	172	182	191	216	234
Sales finance loans	7	9	6	6	6
Residential mortgage loans (8)	292	511	466	416	387
Specialized lending	52	55	60	62	68
Total nonaccrual loans and leases held for investment	2,061	2,427	2,149	1,973	2,770
Loans held for sale	116	189	521	826	129
Total nonaccrual loans and leases	2,177	2,616	2,670	2,799	2,899
Foreclosed real estate (2)	1,147	1,211	1,259	1,309	1,391
Other foreclosed property	29	36	42	39	37
Total nonperforming assets (excluding covered assets)	$3,353	$3,863	$3,971	$4,147	$4,327
Performing troubled debt restructurings (TDRs) (3)
Commercial loans and leases
Commercial and industrial	$100	$125	$205	$260	$303
Commercial real estate—other	153	233	280	300	387
Commercial real estate—residential ADC	105	120	172	316	409
Direct retail lending	143	146	141	131	133
Sales finance loans	6	5	5	-	-
Revolving credit loans	62	62	62	62	60
Residential mortgage loans (9)	570	587	585	566	595
Specialized lending	39	31	26	4	4
Total performing TDRs	$1,178	$1,309	$1,476	$1,639	$1,891
Loans 90 days or more past due and still accruing (4)
Commercial loans and leases
Commercial and industrial	$4	$6	$8	$7	$5
Commercial real estate—other	4	20	4	3	7
Commercial real estate—residential ADC	-	5	8	10	10
Direct retail lending	59	59	76	69	69
Sales finance loans	21	23	27	27	28
Revolving credit loans	16	18	20	21	20
Residential mortgage loans (10)	90	124	143	137	127
Specialized lending	7	6	6	7	7
Other acquired loans	2	2	3	5	5
Total loans 90 days past due and still accruing (excluding covered loans) (5)	$203	$263	$295	$286	$278
Loans 30-89 days past due (4)
Commercial loans and leases
Commercial and industrial	$72	$137	$163	$213	$185
Commercial real estate—other	35	54	68	171	118
Commercial real estate—residential ADC	25	40	84	151	128
Direct retail lending	154	166	189	181	188
Sales finance loans	68	67	95	99	95
Revolving credit loans	22	24	28	28	28
Residential mortgage loans (11)	426	444	532	551	519
Specialized lending	198	166	248	242	225
Other acquired loans	-	1	1	2	2
Total loans 30-89 days past due (excluding covered loans) (6)	$1,000	$1,099	$1,408	$1,638	$1,488

(1)	Covered and other acquired loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)	Excludes foreclosed real estate totaling $348 million, $362 million, $313 million, $276 million and $176 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, that are covered by FDIC loss sharing agreements.
(3)	Excludes TDRs that are nonperforming totaling $381 million, $479 million, $479 million, $489 million and $480 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively. These amounts are included in total nonperforming assets.
(4)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(5)	Excludes loans past due 90 days or more that are covered by FDIC loss sharing agreements totaling $935 million, $1.2 billion, $1.1 billion, $1.3 billion and $1.5 billion at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.
(6)	Excludes loans past due 30-89 days that are covered by FDIC loss sharing agreements totaling $308 million, $252 million, $363 million, $329 million and $429 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.
(7)	Includes a transfer of $1.3 billion book value of nonperforming commercial loans to loans held for sale during the third quarter of 2010 in connection with BB&T's NPA disposition strategy.
(8)	Includes a reduction of $231 million in mortgage loans during the second quarter of 2011 in connection with BB&T's NPA disposition strategy.
(9)	Excludes restructured mortgage loans that are government guaranteed totaling $184 million, $148 million, $129 million, $153 million, and $73 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively. Includes mortgage loans held for sale.
(10)	Excludes mortgage loans past due 90 days or more that are government guaranteed totaling $162 million, $187 million, $153 million, $119 million and $82 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively. Includes past due mortgage loans held for sale.
(11)	Excludes mortgage loans past due 30-89 days that are government guaranteed totaling $78 million, $71 million, $83 million, $74 million and $42 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively. Includes past due mortgage loans held for sale.

Retrun to Table of Contents

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2011	2011	2010	2010	2010
Allowance for credit losses
Beginning balance	$2,691	$2,755	$2,650	$2,753	$2,759
Provision for credit losses (excluding covered loans)	313	340	543	743	652
Provision for covered loans	15	-	100	27	(2)
Charge-offs
Commercial loans and leases (1)
Commercial and industrial	(62)	(78)	(103)	(143)	(65)
Commercial real estate—other	(81)	(68)	(125)	(244)	(47)
Commercial real estate—residential ADC	(78)	(71)	(107)	(285)	(165)
Direct retail lending	(66)	(78)	(87)	(83)	(82)
Sales finance loans	(7)	(10)	(12)	(10)	(10)
Revolving credit loans	(24)	(27)	(28)	(28)	(31)
Residential mortgage loans (2)	(129)	(54)	(58)	(52)	(207)
Specialized lending	(43)	(52)	(57)	(56)	(64)
Total charge-offs	(490)	(438)	(577)	(901)	(671)
Recoveries
Commercial loans and leases (1)
Commercial and industrial	9	4	4	4	4
Commercial real estate—other	6	3	4	-	1
Commercial real estate—residential ADC	7	4	6	4	3
Direct retail lending	8	9	8	7	6
Sales finance loans	3	2	2	2	2
Revolving credit loans	5	5	4	4	4
Residential mortgage loans (2)	1	1	1	1	1
Specialized lending	7	6	10	6	8
Total recoveries	46	34	39	28	29
Net charge-offs	(444)	(404)	(538)	(873)	(642)
Other changes	-	-	-	-	(14)
Ending balance	$2,575	$2,691	$2,755	$2,650	$2,753
Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$2,357	$2,497	$2,564	$2,567	$2,706
Allowance for covered loans	159	144	144	44	17
Reserve for unfunded lending commitments	59	50	47	39	30
Total	$2,575	$2,691	$2,755	$2,650	$2,753

				As of/For the
				Six Months Ended
				June 30
				2011	2010
Allowance for credit losses
Beginning balance				$2,755	$2,672
Provision for credit losses (excluding covered loans)				653	1,208
Provision for covered loans				15	17
Charge-offs
Commercial loans and leases (1)
Commercial and industrial				(140)	(127)
Commercial real estate—other				(149)	(101)
Commercial real estate—residential ADC				(149)	(273)
Direct retail lending				(144)	(168)
Sales finance loans				(17)	(26)
Revolving credit loans				(51)	(62)
Residential mortgage loans (2)				(183)	(284)
Specialized lending				(95)	(139)
Total charge-offs				(928)	(1,180)
Recoveries
Commercial loans and leases (1)
Commercial and industrial				13	10
Commercial real estate—other				9	1
Commercial real estate—residential ADC				11	4
Direct retail lending				17	18
Sales finance loans				5	5
Revolving credit loans				10	8
Residential mortgage loans (2)				2	2
Specialized lending				13	15
Total recoveries				80	63
Net charge-offs				(848)	(1,117)
Other changes				-	(27)
Ending balance				$2,575	$2,753

(1)	Includes net charge-offs of $26 million, $431 million and $7 million in commercial loans and leases during the fourth, third and second quarters of 2010, respectively, in connection with BB&T's NPA disposition strategy.
(2)	Includes net charge-offs of $87 million and $141 million in mortgage loans during the second quarters of 2011 and 2010, respectively, in connection with BB&T's NPA disposition strategy.

BB&T Corporation Credit Quality

	As of/For the Quarter Ended
	June 30		March 31		Dec. 31		Sept. 30		June 30
	2011		2011		2010		2010		2010
Asset Quality Ratios (including amounts related to covered loans and covered foreclosed property) (1)(2)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases	1.24%		1.29%		1.65%		1.86%		1.83%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases	1.08		1.36		1.34		1.53		1.74
Nonperforming loans and leases as a
percentage of total loans and leases	2.07		2.49		2.49		2.64		2.77
Nonperforming assets as a percentage of:
Total assets	2.32		2.69		2.73		2.81		2.90
Loans and leases plus foreclosed property	3.46		3.97		3.94		4.11		4.24
Net charge-offs as a percentage of average loans and leases	1.71		1.56		2.02		3.31		2.48
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.43		2.58		2.62		2.56		2.66
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.41	X	1.61	X	1.27	X	0.75	X	1.06	X
Nonperforming loans and leases held for investment	1.22		1.09		1.26		1.32		0.98
Asset Quality Ratios (excluding amounts related to covered loans and covered foreclosed property) (1)(2)(3)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases	1.00%		1.11%		1.39%		1.65%		1.53%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases	0.20		0.27		0.29		0.29		0.28
Nonperforming loans and leases as a
percentage of total loans and leases	2.18		2.64		2.64		2.82		2.97
Nonperforming assets as a percentage of:
Total assets	2.18		2.56		2.64		2.76		2.93
Loans and leases plus foreclosed property	3.32		3.85		3.88		4.12		4.37
Net charge-offs as a percentage of average loans and leases (4)	1.80		1.65		2.15		3.54		2.66
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.41		2.58		2.63		2.69		2.84
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.32	X	1.52	X	1.20	X	0.74	X	1.05	X
Nonperforming loans and leases held for investment	1.14		1.03		1.19		1.30		0.98

							As of/For the
							Six Months Ended
							June 30
							2011		2010
Asset Quality Ratios
Including covered loans:
Net charge-offs as a percentage of average loans and leases							1.63%		2.16%
Ratio of allowance for loan and lease losses to net charge-offs							1.47	X	1.21	X
Excluding covered loans:
Net charge-offs as a percentage of average loans and leases (4)							1.73%		2.33%
Ratio of allowance for loan and lease losses to net charge-offs							1.38	X	1.20	X

Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(2)	Excludes mortgage loans guaranteed by the government.
(3)	These asset quality ratios have been adjusted to remove the impact of covered loans and covered foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of covered loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.
(4)	Excluding the impact of losses and balances associated with BB&T's NPA disposition strategy, the adjusted net charge-offs ratio would have been 1.46%, 2.07%, 1.80% and 2.06% for the second quarter 2011, and the fourth, third and second quarters of 2010, respectively. The adjusted net charge-off ratio would have been 1.56% and 2.02% for the six months ended June 30, 2011 and 2010, respectively.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan and average client size)

SUPPLEMENTAL COMMERCIAL REAL ESTATE LOAN PORTFOLIO INFORMATION (1)(2)

RESIDENTIAL ACQUISITION, DEVELOPMENT, AND CONSTRUCTION LOANS (ADC)
	As of/For the Period Ended June 30, 2011
	Builder /	Land / Land	Condos /
	Construction	Development	Townhomes	Total ADC
Total loans outstanding	$721	$1,829	$139	$2,689

Average loan size (in thousands)	208	509	902	373
Average client size (in thousands)	553	819	2,199	745

Nonaccrual loans and leases as a percentage of category	17.26%	17.02%	17.38%	17.11%
Gross charge-offs as a percentage of category:
Year-to-Date	8.86	10.52	6.17	9.84
Quarter-to-Date	9.59	11.01	12.78	10.71

	As of/For the Period Ended June 30, 2011
		Nonaccrual as a	Gross Charge-Offs as a Percentage of
RESIDENTIAL ACQUISITION, DEVELOPMENT, AND	Total	Percentage of	Outstandings
CONSTRUCTION LOANS (ADC) BY STATE OF ORIGINATION	Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina	$1,195	17.17%	13.04%	16.53%
Virginia	526	6.18	1.46	1.00
South Carolina	238	17.89	8.87	11.60
Georgia	202	17.30	11.93	8.71
Florida	145	25.38	11.90	12.17
Washington, D.C.	95	13.30	19.96	1.29
Tennessee	77	31.20	8.81	9.92
West Virginia	68	62.09	7.17	5.15
Kentucky	64	12.07	3.61	2.12
Maryland	47	3.26	0.34	-
Alabama	32	61.80	7.65	13.91
Total	$2,689	17.11%	9.84%	10.71%

OTHER COMMERCIAL REAL ESTATE LOANS (3)
	As of/For the Period Ended June 30, 2011
			Permanent
		Commercial	Income	Total Other
	Commercial	Land /	Producing	Commercial
	Construction	Development	Properties	Real Estate
Total loans outstanding	$870	$1,197	$9,074	$11,141

Average loan size (in thousands)	971	620	507	538
Average client size (in thousands)	1,343	740	771	793

Nonaccrual loans and leases as a percentage of category	3.32%	10.24%	3.47%	4.19%
Gross charge-offs as a percentage of category:
Year-to-Date	1.10	8.68	2.11	2.79
Quarter-to-Date	1.35	5.50	2.66	2.87

	As of/For the Period Ended June 30, 2011
		Nonaccrual as a	Gross Charge-Offs as a Percentage of
OTHER COMMERCIAL REAL ESTATE LOANS BY STATE OF	Total	Percentage of	Outstandings
ORIGINATION (3)	Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina	$3,399	4.12%	1.71%	1.74%
Virginia	1,867	1.64	0.86	0.75
Georgia	1,630	6.38	5.87	4.81
South Carolina	844	8.32	7.37	12.72
Florida	774	10.24	7.44	5.69
Washington, D.C.	617	1.37	1.65	0.33
Maryland	557	0.91	0.35	0.66
Kentucky	451	1.45	0.23	0.34
West Virginia	430	0.38	0.39	0.07
Tennessee	340	5.17	0.94	0.81
Alabama	109	2.88	0.75	1.42
Other	123	-	-	-
Total	$11,141	4.19%	2.79%	2.87%

Applicable ratios are annualized.
(1)	Commercial real estate loans (CRE) are defined as loans to finance non-owner occupied real property where the primary repayment source is the sale or rental/lease of the real property. Definition is based on internal classification. Excludes covered loans and in process items.
(2)	Includes net charge-offs and average balances related to loans transferred to held for sale while they were held for investment. Loans transferred to held for sale are excluded from total loans outstanding. As of June 30, 2011, there were $46 million ADC loans and $45 million other CRE loans held for sale. All of the held for sale ADC and Other CRE loans are on nonaccrual status.
(3)	C&I loans secured by real property are excluded.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan size)

SUPPLEMENTAL RESIDENTIAL MORTGAGE PORTFOLIO INFORMATION (1)
	As of/For the Period Ended June 30, 2011
			Construction /
RESIDENTIAL MORTGAGE LOANS	Prime	ALT-A	Permanent	Subprime (2)	Total

Total loans outstanding	$15,829	$1,838	$486	$444	$18,597

Average loan size (in thousands)	193	300	296	59	191
Average refreshed credit score (3)	727	700	723	577	721

Percentage that are first mortgages	100%	100%	99%	81%	99%
Average loan to value at origination	74	68	73	74	73

Nonaccrual loans and leases as a percentage of category	1.14	3.21	7.16	7.95	1.66
Gross charge-offs as a percentage of category:
Year-to-Date	1.39	6.11	2.87	5.93	2.07
Quarter-to-Date	1.89	9.75	2.17	7.55	2.85

		As of/For the Period Ended June 30, 2011
			Nonaccrual as a	Gross Charge-Offs as a
		Total	Percentage of	Percentage of Outstandings
RESIDENTIAL MORTGAGE LOANS BY STATE		Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina		$4,544	1.46%	1.33%	1.97%
Virginia		3,121	1.28	1.61	2.22
Florida		2,292	3.21	4.86	6.15
Maryland		1,767	1.28	1.92	2.97
South Carolina		1,736	1.77	2.32	3.52
Georgia		1,658	1.88	2.87	4.04
Kentucky		491	1.07	0.61	1.10
Texas		471	0.04	0.06	0.02
Tennessee		381	1.99	1.40	2.05
West Virginia		375	1.24	0.52	0.65
Alabama		272	0.47	0.93	1.38
Washington, D.C.		230	0.75	1.40	1.92
Missouri		164	0.27	0.46	0.56
Indiana		116	0.35	0.37	0.54
Other		979	2.42	2.00	2.36
Total		$18,597	1.66%	2.07%	2.85%

SUPPLEMENTAL DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE PORTFOLIO INFORMATION (4)

		As of/For the Period Ended June 30, 2011
		Residential	Home Equity	Home Equity
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE LOANS & LINES		Lot/Land Loans	Loans	Lines	Total

Total loans outstanding		$1,206	$6,077	$5,342	$12,625

Average loan size (in thousands) (5)		57	46	36	41
Average refreshed credit score (6)		723	724	763	747

Percentage that are first mortgages		100%	79%	28%	59%
Average loan to value at origination		78	63	64	64

Nonaccrual loans and leases as a percentage of category		4.84	1.44	0.45	1.35
Gross charge-offs as a percentage of category:
Year-to-Date		8.38	1.45	1.24	2.06
Quarter-to-Date		7.68	1.34	1.13	1.87

		As of/For the Period Ended June 30, 2011
			Nonaccrual as a	Gross Charge-Offs as a
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE LOANS AND		Total	Percentage of	Percentage of Outstandings
LINES BY STATE OF ORIGINATION		Outstandings	Outstandings	Year-to-Date	Quarter-to-Date
North Carolina		$4,280	1.56%	2.13%	1.92%
Virginia		2,867	0.81	0.92	0.93
South Carolina		1,190	1.80	2.83	2.46
Georgia		1,004	1.54	3.45	3.54
Maryland		810	0.96	1.56	1.31
West Virginia		764	1.14	0.94	0.81
Florida		641	1.86	5.80	4.96
Kentucky		579	1.23	0.96	0.80
Tennessee		345	1.80	2.56	2.48
Washington, D.C.		85	0.89	2.70	1.06
Other		60	0.88	1.11	0.47
Total		$12,625	1.35%	2.06%	1.87%

Applicable ratios are annualized.
(1)	Excludes mortgage loans held for sale, covered loans, mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase and in process items.
(2)	Includes $317 million in loans originated by Lendmark Financial Services, which are disclosed as a part of the specialized lending category.
(3)	Weighted based on outstanding balance.
(4)	Direct retail 1-4 family and lot/land real estate loans are originated through the BB&T Community Banking network. Excludes covered loans and in process items.
(5)	Home equity lines without an outstanding balance are excluded from this calculation.
(6)	Based on number of accounts.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions)

SUPPLEMENTAL TROUBLED DEBT RESTRUCTURINGS INFORMATION

	As of June 30, 2011
			Past Due 30-89		Past Due 90+
	Current Status		Days		Days		Total
Performing restructurings: (1)
Commercial loans
Commercial and industrial	$97	97.0%	$3	3.0%	$-	-%	$100
Commercial real estate—other	151	98.7	2	1.3	-	-	153
Commercial real estate—residential ADC	105	100.0	-	-	-	-	105
Direct retail lending	134	93.7	8	5.6	1	0.7	143
Sales finance loans	4	66.7	-	-	2	33.3	6
Revolving credit loans	50	80.6	7	11.3	5	8.1	62
Residential mortgage loans (2)	480	84.2	81	14.2	9	1.6	570
Specialized lending	36	92.3	3	7.7	-	-	39
Total performing restructurings	1,057	89.8	104	8.8	17	1.4	1,178
Nonperforming restructurings (3)	130	34.1	70	18.4	181	47.5	381
Total restructurings	$1,187	76.1%	$174	11.2%	$198	12.7%	$1,559

(1)	Past due performing restructurings are included in past due disclosures.
(2)	Excludes restructured mortgage loans that are government guaranteed totaling $184 million.
(3)	Nonperforming restructurings are included in nonaccrual loan disclosures.

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2011	2011	2010	2010	2010
Selected Capital Information (1)
Risk-based capital
Tier 1	$14,363	$14,100	$13,959	$13,828	$13,594
Total	18,644	18,389	18,319	18,465	18,327
Risk-weighted assets (2)	116,315	116,484	118,131	117,894	116,073
Average quarterly tangible assets	151,677	151,049	153,349	149,253	153,399
Risk-based capital ratios
Tier 1	12.3%	12.1%	11.8%	11.7%	11.7%
Total	16.0	15.8	15.5	15.7	15.8
Leverage capital ratio	9.5	9.3	9.1	9.3	8.9
Equity as a percentage of total assets	10.7	10.6	10.5	10.7	10.8
Book value per common share	$24.37	$23.86	$23.67	$24.11	$24.07

Selected Non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	7.2%	7.2%	7.1%	7.0%	7.0%
Tier 1 common equity as a percentage of risk-weighted assets	9.6	9.3	9.1	9.0	8.9

Tangible book value per common share	$15.95	$15.59	$15.43	$15.25	$14.93

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$14,363	$14,100	$13,959	$13,828	$13,594
Less:
Qualifying restricted core capital elements	3,249	3,248	3,248	3,255	3,254
Tier 1 common equity	$11,114	$10,852	$10,711	$10,573	$10,340

Total assets	$159,310	$157,039	$157,081	$157,230	$155,083
Less:
Intangible assets, net of deferred taxes	6,353	6,374	6,391	6,419	6,502
Plus:
Regulatory adjustments, net of deferred taxes	389	572	636	207	187
Tangible assets	$153,346	$151,237	$151,326	$151,018	$148,768

Total risk-weighted assets (2)	$116,315	$116,484	$118,131	$117,894	$116,073

Tangible common equity as a percentage of tangible assets	7.2%	7.2%	7.1%	7.0%	7.0%
Tier 1 common equity as a percentage of risk-weighted assets	9.6	9.3	9.1	9.0	8.9

Tier 1 common equity	$11,114	$10,852	$10,711	$10,573	$10,340

Outstanding shares at end of period (in thousands)	696,894	696,285	694,381	693,560	692,777

Tangible book value per common share	$15.95	$15.59	$15.43	$15.25	$14.93

(1)	Current quarter regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Second Quarter 2011
Losses/write-downs related to NPA disposition strategy	Other noninterest income			$(27)	$(17)

First Quarter 2011
Losses/write-downs related to NPA disposition strategy	Other noninterest income			(74)	(46)

Fourth Quarter 2010
Losses/write-downs related to NPA disposition strategy	Other noninterest income			(62)	(39)

Third Quarter 2010
Losses/write-downs related to NPA disposition strategy	Other noninterest income			(28)	(17)

Second Quarter 2010
No selected items noted

First Quarter 2010
Colonial premises and equipment adjustment	Occupancy and equipment expense			16	10
Contingency reserve adjustment	Other noninterest expense			11	7

	As of / Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
	2011	2011	2010	2010	2010

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease)	$(61)	$41	$191	$(101)	$(234)
MSRs hedge gains (losses)	59	(39)	(176)	132	241
Net	$(2)	$2	$15	$31	$7

Residential mortgage loan originations	$3,888	$5,802	$8,406	$6,656	$5,013

Residential mortgage servicing portfolio (1)
Loans serviced for others	65,872	64,894	61,795	60,207	59,322
Bank-owned loans serviced	20,956	21,271	21,396	20,331	18,621
Total servicing portfolio	86,828	86,165	83,191	80,538	77,943

Weighted-average coupon rate	5.14%	5.17%	5.26%	5.37%	5.43%
Weighted-average servicing fee	0.344	0.346	0.350	0.354	0.357

Selected Miscellaneous Information
Derivatives notional amount	$58,060	$57,160	$65,386	$67,201	$64,187
Fair value of derivatives	(29)	(77)	(69)	277	279
Accumulated comprehensive income related to securities,
net of tax (2)	(128)	(307)	(333)	49	74
Common stock prices
High	27.81	29.60	27.57	28.69	35.72
Low	25.24	25.95	22.15	21.72	26.18
End of period	26.84	27.45	26.29	24.08	26.31

Banking offices	1,778	1,781	1,782	1,790	1,791
ATMs	2,475	2,476	2,481	2,494	2,496
FTEs	31,617	31,365	31,354	31,331	31,603
(1) Amounts reported are unpaid principal balance. (2) Includes the impact of the FDIC loss sharing agreements on the covered securities.

BB&T Corporation NON-GAAP Reconciliation Table

	Quarter Ended
	June 30	March 31	Dec. 31	Sept. 30	June 30
NON-GAAP Reconciliation Table	2011	2011	2010	2010	2010
Efficiency ratio - GAAP	64.1%	67.4%	60.9%	57.3%	61.7%
Effect of securities gains (losses), net	-	-	2.4	5.6	5.1
Effect of merger-related and restructuring charges, net	(0.1)	0.1	(0.2)	(0.4)	(1.6)
Effect of losses/write-downs on NPA disposition loans	(0.7)	(2.1)	(1.5)	(0.6)	-
Effect of FDIC loss share accounting	0.3	-	2.0	0.6	-
Effect of foreclosed property expense	(6.6)	(7.0)	(7.1)	(7.1)	(10.1)
Effect of amortization of intangibles	(1.2)	(1.3)	(1.2)	(1.3)	(1.4)
Efficiency ratio - reported	55.8	57.1	55.3	54.1	53.7
Fee income ratio - GAAP	36.1%	35.1%	41.3%	45.2%	42.7%
Effect of securities gains (losses), net	-	-	(2.5)	(5.8)	(5.5)
Effect of losses/write-downs on NPA disposition loans	0.7	2.2	1.6	0.6	-
Effect of FDIC loss share accounting	4.0	2.8	1.4	2.3	3.6
Fee income ratio - reported	40.8	40.1	41.8	42.3	40.8

				Year-to-Date June 30,
NON-GAAP Reconciliation Table				2011	2010
Efficiency ratio - GAAP				65.7%	61.5%
Effect of securities gains (losses), net				-	2.5
Effect of merger-related and restructuring charges, net				-	(1.2)
Effect of contingency reserve				-	0.3
Effect of losses/write-downs on NPA disposition loans				(1.4)	-
Effect of Colonial premises and equipment adjustments				-	0.4
Effect of FDIC loss share accounting				0.1	0.2
Effect of foreclosed property expense				(6.8)	(9.2)
Effect of amortization of intangibles				(1.2)	(1.4)
Efficiency ratio - reported				56.4	53.1
Fee income ratio - GAAP				35.6%	40.7%
Effect of securities gains (losses), net				-	(2.9)
Effect of losses/write-downs on NPA disposition loans				1.5	-
Effect of FDIC loss share accounting				3.4	2.1
Fee income ratio - reported				40.5	39.9